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                                                                   Exhibit 10.98


[GMAC COMMERCIAL CREDIT LLC LOGO]



                                                July 10, 2002


Bernard Chaus, Inc.
530 Seventh Avenue
New York, New York 10018
Attn: Josephine Chaus, Chairwoman of the Board


Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attn: Bart Heminover, Chief Financial Officer


Ladies/Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement between you and us dated as of October 10, 1997, as supplemented and/or amended (the "Financing Agreement"). All capitalized terms not otherwise defined herein shall have such meaning as are ascribed to them under the Financing Agreement.

     This letter will confirm that the Financing Agreement is amended in the following manner:

     1. The definition of 'Permitted Overadvances' shall be amended for the period of July 10, 2002 through September 29, 2002 as follows, and shall mean the amounts set forth below opposite the applicable period adjacent to such amount:

PERIOD                                          MAXIMUM PERMITTED OVERADVANCES
------                                          ------------------------------
July 10, 2002 through July 30, 2002                     $7,500,000.00
July 31, 2002 through August 9, 2002                    $3,850,000.00
August 10, 2002 through August 30, 2002                 $7,750,000.00
August 31, 2002 through September 9, 2002               $3,850,000.00
September 10, 2002 through September 29, 2002           $7,750,000.00
September 29, 2002 and thereafter                       $    -0-


                                                                         B1354/1

1290 Avenue of the Americas
New York, New York 10103
212-884-7000


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     2.   The following provision shall be added to the financing agreement as paragraph 2.4(f):

          "a fee of $10,000 for each calendar month or any portion thereof in which the principal amount of Revolving Advances exceeds the Formula Amount minus Permitted Overadvances."

     Borrower shall pay lender an amendment fee upon execution of this Amendment of $20,000.00, which fee lender shall charge to Borrower's account. Except as heretofore and hereby amended the Financing Agreement shall remain in full force and effect in accordance with its original terms.

     If the foregoing accurately reflects our agreement, please execute a copy of this letter in the space provided below and return an executed copy to our offices.


                                                Very truly yours,
                                                GMAC Commercial Credit LLC

                                                By: /s/ John H. McGowan
                                                   ----------------------------
                                                   Name:  John H. McGowan
                                                   Title: Vice President


Read and Agreed to:

Bernard Chaus, Inc.

By: /s/ Bart Heminover
   ---------------------------------
   Name:  Bart Heminover
         ---------------------------
   Title: CFO
         ---------------------------


Chaus Retail, Inc.

Guarantor:

By: /s/ Bart Heminover
    --------------------------------
    Name:  Bart Heminover
         ---------------------------
    Title: CFO
          --------------------------



                                                                         B1354/1